UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2009

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Main Street, Bridgeport, CT	06604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 338-7171

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On November 23, 2009, People’s United Financial, Inc. (“People’s United”) and Financial Federal Corporation (“Financial Federal”) issued a joint press release announcing the execution of the Agreement and Plan of Merger, dated as of November 22, 2009, by and between People’s United and Financial Federal. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Additionally, People’s United hereby files the Investor Presentation attached hereto as Exhibit 99.2.

Additional Information

This communication is being made in respect of the proposed merger involving People’s United and Financial Federal. In connection with the proposed merger, People’s United will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a proxy statement of Financial Federal that also constitutes a prospectus of People’s United. Financial Federal will mail the proxy statement/prospectus to its stockholders. Investors and security holders are urged to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain a free copy of the proxy statement/prospectus (when available) and other related documents filed by People’s United and Financial Federal with the SEC at the SEC’s website at www.sec.gov. The proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing People’s United website at www.peoples.com under the tab “Investor Relations” and then under the heading “Financial Information” or by accessing Financial Federal’s website at www.financialfederal.com under the tab “Investor Relations – SEC Filings”.

Participants in this Transaction

People’s United, Financial Federal and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Financial Federal stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Financial Federal stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about the executive officers and directors of People’s United in its Annual Report on Form 10-K for the year ended December 31, 2008 and in its definitive proxy statement filed with the SEC on March 25, 2009. You can find information about Financial Federal’s executive officers and directors in its Annual Report on Form 10-K for the year ended July 31, 2009 and in its definitive proxy statement filed with the SEC on November 5, 2009. You can obtain free copies of these documents from People’s United or Financial Federal using the contact information above.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release, dated November 23, 2009.

99.2	Investor Presentation, dated November 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 23, 2009	PEOPLE’S UNITED FINANCIAL, INC.

	By:	/s/ ROBERT E. TRAUTMANN
	Name:	Robert E. Trautmann
	Title:	Executive Vice-President, General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 23, 2009.

99.2	Investor Presentation, dated November 23, 2009.